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                           FORUM FUNDS (THE "TRUST")

                      BROWN ADVISORY SMALL-CAP VALUE FUND
                       BROWN ADVISORY INTERNATIONAL FUND

                       SUPPLEMENT DATED DECEMBER 3, 2007
                      TO PROSPECTUS DATED AUGUST 1, 2007

               BROWN ADVISORY SMALL-CAP VALUE FUND DEVELOPMENTS

INFORMATION IN THE "PRINCIPAL INVESTMENT STRATEGIES" SECTION (PAGE 17) OF THE BROWN ADVISORY FUNDS PROSPECTUS (THE "PROSPECTUS") IS REVISED AS FOLLOWS:

Small companies are companies whose market capitalizations are less than $4 billion at the time the Fund purchases the issuer's securities.

                BROWN ADVISORY INTERNATIONAL FUND DEVELOPMENTS

On November 15, 2007, the Board of Trustees approved a change in the name of the Brown Advisory International Fund to Brown Advisory Core International Fund. All references to the Brown Advisory International Fund are replaced with Brown Advisory Core International Fund.

The Trustees of the Trust have approved a new sub-advisory agreement for Brown Advisory Core International Fund (the "Fund") among the Trust, Brown Investment Advisory Incorporated ("Brown") and Munder Capital Management ("Munder"). Effective December 3, 2007, Munder is the sole sub-adviser to the Fund and replaced both Walter Scott & Partners Limited ("WSPL") and Philadelphia International Advisers, LP ("PIA"). Munder employs a core equity discipline in managing the Fund's portfolio.

INFORMATION IN THE "BROWN ADVISORY INTERNATIONAL FUND: PRINCIPAL INVESTMENT STRATEGIES" SECTION OF THE PROSPECTUS (PAGE 26) IS REVISED AS FOLLOWS:

The references to WSPL and PIA are deleted.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small, medium and large size companies located outside of the United States. The Fund expects to diversify its investments across companies located in a number of foreign countries including, but not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. The Fund may also invest in emerging or developing markets. The Fund does not currently intend to concentrate its investments in the securities of companies located in any one country. Accordingly, the Fund will invest in a minimum of four countries including the United States. As of the Fund's fiscal year ended May 31, 2007, the Fund invested in the equity securities of companies located in 23 different foreign countries. The Fund may also invest in futures contracts, including equity index futures contracts based primarily on the indices of countries included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index and Canada. The Fund may also invest in exchange-traded funds ("ETFs") to manage cash.

The Advisor currently employs one sub-advisor, Munder Capital Management ("Munder"), to manage the Fund's assets on a daily basis. The Advisor is permitted to employ additional sub-advisors and allocate the Fund's assets to such sub-advisors.

Although the Advisor delegates the day-to-day management of the Fund to the Sub-Advisor(s), the Advisor retains overall supervisory responsibility for the general management and investment of the Fund's assets. The Advisor has retained an independent consultant to facilitate the selection of additional Sub-Advisors for the Fund, help monitor the performance of the Sub-Advisors and make recommendations regarding asset allocation amongst the Sub-Advisor(s) (the "Consulting Services"). The Advisor's allocation of assets to each Sub-Advisor may range from 0.00% to 100.00% of the Fund's assets and the Advisor may change the allocations at any time so long as the overall

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investment styles of the Sub-Advisor(s) represent a blend of growth and value, also known as "core" investment style.

INFORMATION IN THE "BROWN ADVISORY INTERNATIONAL FUND: THE SUB-ADVISORS' PROCESSES - PURCHASING PORTFOLIO SECURITIES" SECTION OF THE PROSPECTUS (PAGES 26-27) IS REVISED AS FOLLOWS:

The references to WSPL and PIA are deleted.

MUNDER'S INVESTMENT PROCESSES - PURCHASING PORTFOLIO SECURITIES

Munder employs a bottom-up investment approach that emphasizes individual stock selection. Munder's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. The Munder international core equity discipline uses a quantitative investment process and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. Munder seeks to generally allocate country weights in accordance with the MSCI EAFE Index; however, deviations from the MSCI EAFE Index weights may occur. Munder uses the sector and industry allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

INFORMATION IN THE "BROWN ADVISORY INTERNATIONAL FUND: THE SUB-ADVISORS' PROCESSES - SELLING PORTFOLIO SECURITIES" SECTION OF THE PROSPECTUS (PAGE 27) IS REVISED AS FOLLOWS:

The references to WSPL and PIA are deleted.

MUNDER'S INVESTMENT PROCESSES - SELLING PORTFOLIO SECURITIES

Munder monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. Munder may sell a stock or reduce its position in a stock if it believes:

..  The stock subsequently fails to meet its initial investment criteria;

.. A more attractively priced company is found or if funds are needed for other purposes;

.. The stock becomes overvalued relative to the long-term expectation for the stock price.

IN THE SECTION ENTITLED "SUMMARY OF PRINCIPAL INVESTMENT RISKS" ON PAGES 27-28 OF THE PROSPECTUS, THE FOLLOWING IS ADDED AS THE LAST PARAGRAPH OF THE SECTION:

ETF RISK. ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

THE TABLE OF PRINCIPAL INVESTMENT RISKS ON PAGE 51 OF THE PROSPECTUS IS REVISED AS FOLLOWS:

Brown Advisory Core International Fund: General Market Risk; Smaller Company Risk; Foreign Securities Risk; Emerging Markets Risk; Growth Company Risk; Value Company Risk; ETF Risk

IN THE SECTION ENTITLED "PRINCIPAL INVESTMENT RISKS" BEGINNING ON PAGE 51 OF THE PROSPECTUS, THE FOLLOWING IS ADDED AS THE LAST PARAGRAPH OF THE SECTION:

ETF RISK

Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in an ETF, the Fund becomes a shareholder of that ETF. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. As a shareholder, the Fund must rely on the ETF to achieve its investment objective. If the ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or

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premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

INFORMATION IN "THE ADVISOR AND SUB-ADVISORS" SECTION OF THE PROSPECTUS (PAGES 57-58) IS REVISED AS FOLLOWS:

The references to WSPL and PIA are deleted.

Munder, 480 Pierce Street, Birmingham, Michigan 48009, is a general partnership formed in 1985, and provides investment advisory services to institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans and other pooled investments. Munder has served as a Sub-Advisor to the Brown Advisory Core International Fund since December 2007. As of September 30, 2007, Munder had approximately $32.4 billion of assets under management.

The fourth paragraph is revised to indicate that the summary of the basis on which the Board approved the Sub-Advisory Agreement between the Advisor and Munder on behalf of the Fund will be included in the Brown Advisory Funds' semi-annual report for the period ended November 30, 2007.

The table accompanying the sixth paragraph is revised to indicate that Munder serves as a sub-adviser to the Fund.

INFORMATION IN THE "PORTFOLIO MANAGERS: BROWN ADVISORY CORE INTERNATIONAL FUND" SECTION OF THE PROSPECTUS (PAGES 63-65) IS REVISED AS FOLLOWS:

The references to WSPL and PIA are deleted.

Munder's International Core Equity team has managed the Fund's assets allocated to Munder for management since Munder became a Sub-Advisor of the Fund in 2007. The discipline's lead manager, Remi Browne, CFA, and co-manager Peter Carpenter, CFA, are supported by three additional portfolio managers and two analysts. The seven-member team consists of the following individuals:

Remi J. Browne, CFA, Managing Director, is the lead portfolio manager and has final investment authority for the Fund. Mr. Browne is the lead analyst for the financials sector. Prior to joining Munder in August 2007, Mr. Browne was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he led an international equity team for 11 years.

Peter S. Carpenter, CFA, Senior Portfolio Manager, is the co-manager of the Fund's portfolio management team and covers the consumer discretionary and industrials sectors. Prior to joining Munder in August 2007, Mr. Carpenter was a Senior Vice President for The Boston Company Asset Management (including its predecessor firms), where he was co-manager of their international equity products and served as an analyst for 10 years.

Robert D. Cerow, CFA, is an Equity Analyst on the Fund's portfolio management team and covers the telecommunication services sector. Prior to joining Munder in August 2007, Mr. Cerow was with The Boston Company Asset Management (including its predecessor firms), where he was an Assistant Vice President and Research Analyst for the telecommunications sector since January 2007 and a quantitative analyst since June 2003. Previously, Mr. Cerow was a sales associate with Standish Mellon since 1998.

Peter J. Collins is a Senior Equity Analyst on the Fund's portfolio management team and covers the utilities sector. Prior to joining Munder in August 2007, Mr. Collins was a Research Analyst for The Boston Company Asset Management (including its predecessor firms), where he served on the international equity team for seven years.

John W. Evers, CFA, is a Senior Portfolio Manager on the Fund's portfolio management team and covers the energy sector. Prior to joining Munder in August 2007, Mr. Evers was a Senior Vice President and Co-Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was an energy sector analyst and was also responsible for quantitative research platform and production models for 10 years.

Daniel B. LeVan, CFA, Director, is a member of the Fund's portfolio management team and covers the health care and technology sectors. Prior to joining Munder in August 2007, Mr. LeVan was a Senior Vice President and Portfolio Manager for The Boston Company Asset Management (including its predecessor firms), where he was a member of its international equity team for 11 years and was lead portfolio manager for its international small-cap equity discipline.

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Jeffrey R. Sullivan, CFA, is a Senior Portfolio Manager on the Fund's portfolio management team and covers the consumer staples and materials sectors. Prior to joining Munder in August 2007, Mr. Sullivan was with The Boston Company Asset Management (including its predecessor firms) for nine years, where he was a Senior Vice President and Portfolio Manager and served as a co-portfolio manager for their international growth and international core II products.

INFORMATION IN THE "PAST PERFORMANCE - SUB-ADVISOR: BROWN INTERNATIONAL FUND" SECTION OF THE PROSPECTUS (PAGES 91-94) IS REVISED AS FOLLOWS:

The references to WSPL and PIA are deleted.

                                  *    *    *

                      PLEASE RETAIN FOR FUTURE REFERENCE.